UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2016

REGIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)

(952) 947-7777
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regis Corporation

Current Report on Form 8-K

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On October 18, 2016, Regis Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Edina, Minnesota. At the Annual Meeting, the Company’s shareholders approved the Regis Corporation 2016 Long Term Incentive Plan (the “2016 Plan”). Upon approval of the 2016 Plan, the Company ceased granting awards under the Company’s Amended and Restated 2004 Long-Term Incentive Plan.

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As described above, at the Annual Meeting, the Company’s shareholders approved the 2016 Plan. The 2016 Plan authorizes 3,500,000 shares of the Company’s common stock for the issuance of awards under the plan. Any employee, officer, director or other individual, who is selected by the Compensation Committee, is eligible to receive an award under the 2016 Plan.

This summary of the 2016 Plan is qualified in its entirety by reference to the full text of the 2016 Plan, a copy of which is attached as Appendix A to the proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (“SEC”) on September 7, 2016 (the “Proxy Statement”). A more detailed summary of the 2016 Plan can be found in the Proxy Statement and the supplement to the Proxy Statement filed with the SEC on September 27, 2016 (the “Supplement”).

ITEM 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting, the following five proposals were voted on by the Company’s shareholders. The proposals are described in detail in the Proxy Statement and Supplement for the Annual Meeting.

1.              Election of Directors. The shareholders elected the eight director nominees to serve for a one-year term. The results of the vote on the election of directors were as follows:

DIRECTOR NOMINEE	For	Against	Abstain	Broker Non-Votes
Daniel G. Beltzman	33,613,549	5,255,624	24,620	5,306,579
David J. Grissen	34,605,759	4,262,782	25,252	5,306,579
Daniel J. Hanrahan	34,278,294	4,222,560	392,939	5,306,579
Mark S. Light	34,096,228	4,769,920	27,645	5,306,579
Michael J. Merriman	34,089,529	4,777,578	26,686	5,306,579
M. Ann Rhoades	38,383,923	487,835	22,035	5,306,579
Stephen E. Watson	34,092,375	4,774,938	26,480	5,306,579
David P. Williams	34,645,466	4,221,691	26,636	5,306,579

2.              Say-on-Pay Proposal. The shareholders approved the advisory proposal on the compensation of the Company’s named executive officers.  The results of the advisory vote on the say-on-pay proposal were as follows:

For	38,047,519
Against	533,118
Abstain	313,156
Broker Non-Votes	5,306,579

3.              2016 Long Term Incentive Plan. The shareholders approved the 2016 long-term incentive plan including the reservation of 3,500,000 shares thereunder.  The results of the vote on the 2016 long-term incentive plan were as follows:

For	36,414,999
Against	2,443,140
Abstain	35,654
Broker Non-Votes	5,306,579

4.              Amendment and Restatement of Employee Stock Purchase Plan. The shareholders approved the amendment and restatement of the employee stock purchase plan including increasing the total number of shares available for issuance to 4,550,000.  The results of the vote on the employee stock purchase plan were as follows:

For	38,565,031
Against	42,754
Abstain	286,008
Broker Non-Votes	5,306,579

5.              Ratification of Appointment of Independent Registered Public Accounting Firm. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017.  The results of the vote on the ratification of the appointment of PricewaterhouseCoopers were as follows:

For	44,020,419
Against	156,915
Abstain	23,038

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: October 19, 2016	By:	/s/ Eric Bakken
Name: Eric Bakken, Title: Secretary